EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77Q1:
  Exhibits
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EXHIBIT A:
Sub-Item 77Q1: Exhibits.

(a)	Articles of Amendment to the Charter are incorporated herein by reference to Exhibit (a)(27) in Registrant's Post-
Effective Amendment No. 71 filed with the Commission on
December 29, 2000.

	Articles Supplementary to the Charter are incorporated herein by reference to Exhibit (a)(28) in Registrant's Post-
Effective Amendment No. 71 filed with the Commission on
December 29, 2000.

	Articles Supplementary to the Charter are incorporated herein by reference to Exhibit (a)(29) in Registrant's Post-
Effective Amendment No. 71 filed with the Commission on
December 29, 2000.

	Articles of Amendment to the Charter are incorporated herein by reference to Exhibit (a)(30) in Registrant's Post-
Effective Amendment No. 71 filed with the Commission on
December 29, 2000.

	By-Laws of the Company, as Amended, are incorporated herein by reference to Exhibit (b)(1) in Registrant's Post-
Effective Amendment No. 71 filed with the Commission on
December 29, 2000.